SECURITIES PURCHASE AGREEMENT


      SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of March 2, 2006, by and among Composite Technology Corporation, a Nevada corporation, with headquarters located at 2026 McGaw Avenue, Irvine, California 92614 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "BUYERS").

      WHEREAS:

      A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and/or Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

      B. The Company has authorized a new series of senior secured convertible notes of the Company, which notes shall be convertible into the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the Notes.

      C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of senior secured convertible notes, in substantially the form attached hereto as EXHIBIT A (the "NOTES"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers shall be $3,500,000) (as converted, collectively, the "CONVERSION SHARES"), (ii) warrants in substantially the form attached hereto as EXHIBIT B-1 (the "SERIES A WARRANTS"), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer's name in column (4) of the Schedule of Buyers and
(iii) warrants in substantially the form attached hereto as EXHIBIT B-2 (the "SERIES B WARRANTS"), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer's name in column (5) of the Schedule of Buyers (collectively with the Series A Warrants, the "WARRANTS") (as exercised, collectively, the "WARRANT SHARES").

      D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company will provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations, promulgated thereunder and applicable state securities laws.

      E. The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES".

      F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement, in the form attached hereto as EXHIBIT D, the "SECURITY AGREEMENT") pursuant to which the Company and each Company Subsidiary (as defined below) has agreed to grant a security interest in the assets of the Company and such Company Subsidiary (as defined below), to secure the obligations of the Company to the Buyers.

      G. Contemporaneous with the execution and delivery of this Agreement, each of CTC Cable Corporation, a Nevada corporation, CTC Wind Systems Corporation, a Nevada corporation, Transmission Technology Corporation, a Nevada corporation, and CTC Towers & Poles Corporation, a Nevada corporation (each a "COMPANY SUBSIDIARY" and collectively the "COMPANY SUBSIDIARIES") each a wholly-owned Subsidiary (as defined herein) of the Company, is executing and delivering a Guaranty Agreement, in the form attached hereto as EXHIBIT E, (each a "GUARANTY"), guaranteeing the obligations of the Company to the Buyers.

      H. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Pledge Agreement, in the form attached hereto as EXHIBIT F, (the "PLEDGE AGREEMENT") pursuant to which the Company has agreed to pledge all of the equity of each Company Subsidiary.

      I. Contemporaneous with the execution and delivery of this Agreement, Benton Wilcoxon and the Collateral Agent are executing and delivering a Pledge Agreement with respect to shares of common stock of the Company owned by Benton Wilcoxon, in the form attached hereto as EXHIBIT G, (the "CEO SHARES PLEDGE AGREEMENT," and together with the Security Agreement, the Guaranties, the and the Pledge Agreement, the "SECURITY DOCUMENTS").

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1. PURCHASE AND SALE OF NOTES AND WARRANTS.

            (a) Purchase of Notes and Warrants.

                  (i) Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, (y) Series A Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers, and (z) Series B Warrants to acquire up to that number of Warrant Shares as is set forth opposite such Buyer's name in column (5) on the Schedule of Buyers (the "CLOSING").

                  (ii) Closing. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City Time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (iii) Purchase Price. The aggregate purchase price for the Notes and the Warrants to be purchased by each Buyer at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite such Buyer's name in column (6) of the Schedule of Buyers. Each Buyer shall pay $1.00 for each $1.00 of principal amount of Notes and related Warrants to be purchased by such Buyer at the Closing.

            (b) Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing, (A) by wire transfer of immediately available funds for the amount of the Purchase Price in accordance with the Company's written wire instructions or (B) by cancellation and exchange of that certain note (the "LOAN NOTE") issued to Lane Capital Markets LLC on February 27, 2006 in the principal amount of $200,000 (exchangeable at the principal amount of such note) and (ii) the Company shall deliver to each Buyer (1) the Notes (in the principal amounts as such Buyer shall request) which such Buyer is then purchasing and (2) the Warrants (in the amounts as such Buyer shall request) such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

      2. BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants with respect to only itself that:

            (a) No Public Sale or Distribution. Such Buyer is (i) acquiring the Notes and the Warrants and (ii) upon the conversion of the Notes and exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, or a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Such Buyer is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or to such Buyer's knowledge, any general solicitation or advertisement.

            (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

            (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            (g) Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR
                  ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR
                  (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

            (h) Validity; Enforcement. This Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement, the Registration Rights Agreement and the Security Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

            (j) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

            (k) Prohibited Transactions. During the last ten (10) days prior to the date hereof, neither such Buyer nor any Person acting on behalf of or pursuant to any understanding with such Buyer has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (but not including any actions to secure available shares to borrow in order to effect short sales or similar transactions in the future) (each, a "PROHIBITED TRANSACTION"). Prior to the earliest to occur of (i) the termination of this Agreement or (ii) the date of the 8-K Filing as described in Section 4(i), such Buyer shall not, and shall cause any Person acting on behalf of or pursuant to any understanding with such Buyer not to, engage, directly or indirectly, in a Prohibited Transaction. Such Buyer acknowledges that the representations, warranties and covenants contained in this Section 2(k) are being made for the benefit of the Buyers as well as the Company.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Buyers that:

            (a)   Organization   and   Qualification.   The   Company   and  its
"SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

            (b)  Authorization;  Enforcement;  Validity.  The  Company  has  the
requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the reservation for issuance and issuance of the Warrant Shares upon exercise of the Warrants, and the granting of a security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders, except for post-closing Securities filings or notifications required to be made under federal or state securities laws. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and shall constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (c) Issuance of Securities. The issuance of the Notes and the Warrants are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 130% of the maximum number of shares Common Stock issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the initial Conversion Price and without taking into account any limitations on the conversion of the Notes set forth in the Notes) and upon exercise of the Warrants (without taking into account of any limitations on the exercise of the Warrants set forth in the Warrants). Upon issuance or conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, and payment of the consideration set forth in this Agreement, the Notes and the Warrants, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the Buyer's representations and warranties in Section 2 of this Agreement, the offer and issuance by the Company of the Securities in conformity with the terms of this Agreement constitute transactions is exempt from registration under the 1933 Act.

            (d) No Conflicts.  The  execution,  delivery and  performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) and the granting of a security interest in the Collateral will not (i) result in a violation of the Articles of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries or Bylaws (as defined in Section 3(r)) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the NASD's OTC Bulletin Board (the "PRINCIPAL MARKET")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) for any such conflicts, violations or defaults which are reasonably likely to have a Material Adverse Effect.

            (e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for post-closing securities filings or notifications to be made under federal or state securities laws. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, except for (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Documents and (ii) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement. The Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the applicable listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

            (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 ACT")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            (g) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Lane Capital Markets, LLC (the "Agent") in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

            (h) No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            (i) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (j)  Application  of Takeover  Protections;  Rights  Agreement.  The
Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            (k) SEC  Documents;  Financial  Statements.  Except as  disclosed in
Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers in connection with the transactions contemplated hereby which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

            (l) Absence of Certain Changes. Except as disclosed in Schedule 3(l), since September 30, 2005, there has been no event which has had, or could reasonably be expected to result, in a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Except as disclosed in Schedule 3(l), since September 30, 2005, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "INSOLVENT" means, with respect to any Person (as defined in Section 3(s)), (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

            (m) No Undisclosed Events, Liabilities, Developments or Circumstances. No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            (n) Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation that are currently necessary or applicable to the operation of the Company or its Subsidiaries as currently conducted and as described on the Company's Form 10-K for the year-ended September 30, 2005 and neither the Company nor any of its Subsidiaries will conduct its business in violation of the foregoing except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since September 30, 2005, except as set forth in Schedule (n), (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

            (o) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor, to the best knowledge of the Company and its Subsidiaries, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (p) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

            (q) Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(q), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (r) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of(i) 200,000,000 shares of Common Stock, of which as of the date hereof, 135,329,914 are issued and outstanding, 12,946,912 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 13,828,758 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which as of the date hereof, none is issued and outstanding. All of such outstanding shares have been, or upon issuance and payment of the consideration therefor, will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(r): (i) none of the Company's share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional share capital of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of the Company or any of its Subsidiaries;
(iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and
(ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

            (s)  Indebtedness  and  Other  Contracts.  Except  as  disclosed  in
Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (t) Absence of Litigation. There is no material action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, except as set forth in
Schedule 3(t).

            (u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (v) Employee Relations. (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any such Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any such Subsidiaries to any liability with respect to any of the foregoing matters.

                  (ii) The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (w) Title. Except as set forth on Schedule 3(w), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (x) Intellectual Property Rights. Except as set forth on Schedule 3(x), the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") described or referred to on the Company's Form 10-K for the year-ended September 30, 2005 as owned or possessed by it or that are necessary to conduct their respective businesses as now conducted, except where the failure to currently own or possess such Intellectual Property Rights could not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3(x), none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others that individually, or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no material claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which could reasonably be expected to give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            (y) Environmental  Laws. The Company and its Subsidiaries (i) are in
compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            (z) Subsidiary Rights. Except as set forth in Schedule 3(z), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

            (aa) Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject,
(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            (bb) Internal Accounting Controls. The Company maintains a system of internal  control over financial  reporting (as such term is defined in the 1934
Act) regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (i) pertain to maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material adverse effect on the financial statements.

            (cc) Ranking of Notes. Except as set forth on Schedule (cc), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

            (dd) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

            (ee) Form S-1 Eligibility. The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers using Form S-1 promulgated under the 1933 Act.

            (ff) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or (ii) other than the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities.

            (gg) Acknowledgement Regarding Buyers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, except as expressly provided in Section 2(k), it is understood and acknowledged by the Company (i) that none of the Buyers have been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counter parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that, except as expressly provided in Section 2(k), one or more Buyers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and the Warrant Shares deliverable with respect to Securities are being determined.

            (hh) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Notes and the Warrants, which shall be publicly disclosed by the Company pursuant to its reporting obligations under the 1934 Act and pursuant to Section 4(i) hereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. The representations and warranties of the Company contained in this Section 3, as modified by the Schedules to this Agreement, furnished by or on behalf of the Company as of the date hereof, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

      4. COVENANTS.

            (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares and none of the Notes or Warrants is outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the (i) repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries other than Permitted Indebtedness (as defined in the Note) as set forth in Schedule 3(cc) or (ii) redemption or repurchase of any of its or its Subsidiaries equity securities.

            (e) Financial Information. As long as any Notes or Warrants are outstanding, the Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries (unless otherwise included in a Current Report on Form 8-K), and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders; provided, that each such Investor provides to the Company an email address on the Schedule of Buyers for the provision of such information. As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (f) Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stocks' authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

            (g) Fees. Subject to Section 8 below, at the Closing, the Company shall reimburse Hudson Bay Fund, LP (a Buyer) or its designee(s) for all reasonable legal fees and expenses incurred in connection with the transactions contemplated by the Transaction Documents, which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

            (h) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of
Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

            (i) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York Time, on the first Business Day following the date of this Agreement (provided, that this Agreement is entered into prior to 3pm New York time; otherwise, the second Business Day), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents and the Acquisitions in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of Warrant, the Registration Rights Agreement and the form of each of the Security Documents) and the material transaction documents relating to the Acquisitions as exhibits to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company or any of its Subsidiaries, or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

            (j) Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes.

            (k) Additional Notes; Variable Securities; Dilutive Issuances. So long as any Buyer beneficially owns any Notes, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market.

            (l) Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

            (m) Reservation of Shares. So long as any Investor owns any Notes or Warrants, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing Date, 110% of the number of shares of Common Stock issuable upon conversion of all of the Notes and the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants as set forth in the Notes and Warrants, respectively).

            (n) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

            (o) Registration of Pledged CEO Shares. The Company hereby covenants and agrees to register for resale, pursuant to the Registration Statement (as defined in the Registration Rights Agreement) the Pledged Shares (as defined in the CEO Shares Pledge Agreement), and upon foreclosure of the Pledged Shares pursuant to the CEO Shares Pledge Agreement, to file a prospectus supplement to name the part(y)(ies) specified by the Collateral Agent (as defined below) as owner(s) of the Pledged Shares as selling shareholders thereunder.

            (p) Additional Issuances of Securities.

                  (i)  For  purposes  of  this  Section   4(p),   the  following
definitions shall apply.

                        (1)   "CONVERTIBLE   SECURITIES"   means  any  stock  or
      securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

                        (2) "OPTIONS"  means any rights,  warrants or options to
      subscribe  for  or  purchase   shares  of  Common  Stock  or   Convertible
      Securities.

                        (3) "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

                  (ii) From the date hereof until no Notes are outstanding, if the Company shall have consummated a transaction to sell, grant any option to purchase, or otherwise dispose of any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such sale, grant, or disposition being referred to as a "SUBSEQUENT PLACEMENT"), the Company shall promptly deliver to each Buyer a written notice (the "OFFER NOTICE") of such Subsequent Placement which Offer Notice shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which the securities issued in the Subsequent Placement were issued, sold or exchanged, and the number or amount of the such securities issued, sold or exchanged, (y) identify the persons or entities to which or with which such securities were issued, sold or exchanged and (z) offer to issue and sell to or exchange with each such Buyer an amount of such securities (the "OFFERED SECURITIES") equal to no less than the Purchase Price paid by such Buyer hereunder on the same terms and conditions as the investors in the Subsequent Placement. Each Buyer may purchase the Offered Securities for cash or by exchanging any applicable amount of its existing Notes. To accept an offer hereunder, such Buyer must deliver a written notice to the Company prior to the end of the third (3rd) Business Day after the later of (i) the consummation of the Subsequent Placement and (ii) such Buyer's receipt of the Offer Notice (the "OFFER PERIOD"), stating whether such Buyer elects to purchase the Offered Securities (the "NOTICE OF ACCEPTANCE"); provided, that if the Company has delivered an Optional Redemption Notice to a Buyer and such Buyer delivers a Notice of Acceptance during the Offer Period, such Notice of Acceptance shall supersede any Optional Redemption Notice and any such Optional Redemption Notice shall be null and void.

                  (iii) The  restrictions  contained in subsection  (ii) of this
Section 4(p) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes).

            (q) Appointment of Collateral Agent. Hudson Bay Fund, LP (the "COLLATERAL AGENT") is hereby appointed as the collateral agent for the Buyers hereunder, and each Buyer hereby authorizes the Collateral Agent (and its officers, directors, employees and agents) to take any and all such actions on behalf of the Buyers with respect to the Collateral (as defined in the Security Documents) and the Obligations in accordance with the terms of this Agreement. The Collateral Agent shall not have, by reason hereof or any of the other Transaction Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of Collateral Agent pursuant hereto.

            (r) Within 10 days following the Closing Date, the Company and each Company Subsidiary shall execute the Guaranty and the Security Agreement and deliver the same to each Buyer. Together with the execution and delivery of the Security Documents, such Buyer shall have received the opinion of Richardson & Patel, LP, the Company's outside counsel, in form and substance reasonably satisfactory to the Collateral Agent and its counsel with respect to the execution, delivery and enforceability of Security Documents, the creation and perfection security interests granted thereunder to the Collateral Agent for the benefit of the Buyer and other related opinions reasonably requested by the Collateral Agent.

            (s) Within 10 days following the Closing Date, in accordance with the terms of the Security Documents, the Company shall deliver to the Collateral Agent certificates representing the Subsidiaries' shares of capital stock, along with duly executed blank stock powers

            (t) Within 10 days following the Closing Date, the Company and the Company Subsidiaries shall deliver to such Buyer, appropriate financing statements on Form UCC-1 in form for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Collateral Agent, to perfect the security interests intended to be created by the Security Document.

            (u) Within 10 days following the Closing Date, the Company shall deliver or caused to be delivered to each Buyer certified copies of UCC search results, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Buyers, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Buyers shall not show any such Liens (as defined in the Security Documents).

            (v) Within 10 days following the Closing Date, unless such time period is extended by the Collateral Agent,, the Company shall file or cause to be filed (i) UCC termination statements for all UCC financing statements filed by the Crucian transition Incorporate dba CTI Capital Management as Collateral Agent and covering any portion of the assets of the Company or any of its Subsidiaries and (ii) an amendment to the UCC financing statement filed by IFC Credit Corporation ("IFC") filed with the State of Nevada under document number 2004017288-7, amending the description of collateral to include only the equipment leased to the Company pursuant to master lease 801036 between the Company and IFC.

      5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

            (a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

            (b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued at the Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of EXHIBIT H attached hereto (the "IRREVOCABLE TRANSFER AGENT Instructions"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  (ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of Hudson Bay Fund, LP, the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants being purchased by such Buyer at the Closing (i) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company or (ii) by cancellation and exchange of the Lane Notes pursuant to the terms hereof.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (i) The Company shall have executed and delivered to such Buyer (A) each of the Transaction Documents, (B) the Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, and (C) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

                  (ii) Such Buyer shall have received the opinion of Richardson & Patel, LP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of EXHIBIT I attached hereto.

                  (iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT H attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (iv) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

                  (v) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business, as of a date within 10 days of the Closing Date.

                  (vi) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) days of the Closing Date.

                  (vii) The Company shall have delivered to such Buyer a certificate, executed by the Chief Executive Officer of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as EXHIBIT J.

                  (viii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as EXHIBIT K.

                  (ix) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                  (x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                  (xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, except for post-closing securities filings or notifications required to be made under federal or state securities laws.

                  (xii) Benton Wilcoxon shall have executed and delivered to such Buyer the letter agreement in the form attached hereto as EXHIBIT L.

                  (xiii) The Company shall have delivered to such Buyer the CFO Shares Pledge Agreement, duly executed by Benton Wilcoxon, together with the original stock certificates representing all of the common stock of the Company pledged pursuant thereto and accompanied by undated stock powers executed in blank and other proper instruments of transfer.

                  (xiv) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

      9. MISCELLANEOUS.

            (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

            (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Composite Technology Corporation
                           2026 McGaw Avenue
                           Irvine, California 92614
                           Telephone: (949) 428-5000
                           Facsimile: (949) 428-8515
                           Attention: Benton H. Wilcoxon

                  Copy to:

                           Richardson & Patel, LP
                           10900 Wilshire Blvd., Suite 520
                           Los Angeles, California 90024
                           Telephone: (310) 208-1182
                           Facsimile: (310) 208-1154
                           Attention: Kevin Leung, Esq.

                  If to the Transfer Agent:

                           Securities Transfer Corporation
                           2591 Dallas Pkwy Suite 102
                           Frisco, TX 75034
                           Telephone: 469-633-0101
                           Facsimile: 469-633-0088
                           Attention: Marilyn Fox

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

                  with a copy (for informational purposes only) to:

                           Schulte Roth & Zabel LLP
                           919 Third Avenue
                           New York, New York  10022
                           Telephone:       (212) 756-2000
                           Facsimile:       (212) 593-5955
                           Attention:       Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) Indemnification. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities (but indemnification pursuant to this clause (ii) shall not apply to any expense reimbursement payments to be made to any Buyer, any Buyer's counsel or to any Buyer's other representatives), (iii) any disclosure made by such Buyer pursuant to Section 4(i) that has been reasonably approved by the Company, or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (o) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    COMPANY:

                                    COMPOSITE TECHNOLOGY CORPORATION



                                    By: ____________________________________
                                        Name:
                                        Title:





                          Signature Page to Securities
                               Purchase Agreement

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.



                                    BUYERS:

                                    HUDSON BAY FUND, LP



                                    By: __________________________________
                                        Name: ______________
                                        Title:______________



                          Signature Page to Securities
                               Purchase Agreement

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.






                                    By: ___________________________________
                                        Name:
                                        Title:










                          Signature Page to Securities
                               Purchase Agreement

                               SCHEDULE OF BUYERS

            (1)                              (2)                        (3)               (4)              (5)
                                                                     AGGREGATE
                                                                     PRINCIPAL                          NUMBER OF
                                         ADDRESS AND                 AMOUNT OF    NUMBER OF SERIES A     SERIES B
           BUYER                      FACSIMILE NUMBER                 NOTES        WARRANT SHARES    WARRANT SHARES
Hudson Bay Fund, LP         120 Broadway, 40th Floor               $1,500,000.00       321,429            857,143
                            New York, New York 10271
                            Attention: Yoav Roth
                                              May Lee
                            Facsimile:  212-571-1279
                            Telephone: 212-571-1244
                            Residence:  United States
                            E-mail:    yroth@srgcap.com
                                       may@srgcap.com

Enable Growth Partners LP   One Ferry Building, Suite 255          $  730,000.00       156,429            417,143
                            San Francisco, CA 94111
                            Contact: Brendan O'Neil

                            Telephone: 415-677-1578
                            Facsimile:  415-677-1580
                            Residence:  United States
                            Tax ID:

Enable Opportunity Partners One Ferry Building, Suite 255          $  120,000.00       25,714             68,571
LP                          San Francisco, CA 94111
                            Contact: Brendan O'Neil

                            Telephone: 415-677-1578
                            Facsimile:  415-677-1580
                            Residence:  United States
                            Tax ID:
Pierce Diversified Strategy One Ferry Building, Suite 255          $  150,000.00       32,143             85,714
Master Fund LLC             San Francisco, CA 94111
                            Contact: Brendan O'Neil

                            Telephone: 415-677-1578
                            Facsimile:  415-677-1580
                            Residence:  United States
                            Tax ID:
Capital Ventures            c/o Heights Capital Management, Inc.   $  800,000.00       171,429            457,143
International               101 California Street, Suite 3250
                            San Francisco, CA 94111
                            Contact: Martin Hoe

                            Telephone: 4150-403-6586
                            Facsimile: 415.403.6525
                            Residence:  United States
                            Tax ID: 51-0395477
Lane Capital Markets        120 Broadway, suite 1019               $  200,000.00       42,857             114,286
                            New York, New York 10271
                            Contact: Ryan M. Lane

                            Telephone: 2120-6080-3300
                            Facsimile: 212-608-3307
                            Residence:  United States
                            Tax ID: 06-1624312

            (1)                     (6)                       (7)
                                                LEGAL REPRESENTATIVE'S ADDRESS
                                                     AND FACSIMILE NUMBER

           BUYER              PURCHASE PRICE
Hudson Bay Fund, LP             $1.55           Schulte Roth & Zabel LLP
                                                919 Third Avenue
                                                New York, New York  10022
                                                Attention:  Eleazer Klein, Esq.
                                                Facsimile: (212) 593-5955
                                                Telephone:  (212) 756-2376




Enable Growth Partners LP       $1.55








Enable Opportunity Partners     $1.55
LP






Pierce Diversified Strategy     $1.55
Master Fund LLC






Capital Ventures                $1.55
International







Lane Capital Markets            $1.55




                          Signature Page to Securities
                               Purchase Agreement

                                    EXHIBITS

Exhibit A         Form of Notes
Exhibit B-1       Form of  Series A Warrants
Exhibit B-2       Form of Series B Warrants
Exhibit C         Form of Registration Rights Agreement
Exhibit D         Security Agreement
Exhibit E         Guaranty
Exhibit F         Pledge Agreement
Exhibit G         CEO Shares Pledge Agreement
Exhibit H         Irrevocable Transfer Agent Instructions
Exhibit I         Form of Outside Company Counsel Opinion
Exhibit J         Form of Secretary's Certificate
Exhibit K         Form of Officer's Certificate
Exhibit L         Benton Wilcoxon Letter Agreement



                                    SCHEDULES

Schedule 3(a)              Subsidiaries
Schedule 3(k)              SEC Documents; Financial Statements
Schedule 3(l)              Absence of Certain Changes
Schedule 3(q)              Transactions with Affiliates
Schedule (n)               Conduct of Business
Schedule 3(r)              Capitalization
Schedule 3(s)              Indebtedness and Other Contracts
Schedule 3(t)              Litigation
Schedule 3(w)              Title
Schedule 3(x)              Intellectual Property
Schedule 3(z)              Subsidiary Rights
Schedule 3(cc)             Ranking of Notes